Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies
9.	COMMITMENTS AND CONTINGENCIES

Legal Reserves

At December 31, 2011, our Consolidated Balance Sheet included approximately $0.1 million in reserve for the legal matters referenced in Note 25— Litigation. At December 31, 2010, our Consolidated Balance Sheet included $0.2 million in reserve for various legal proceedings. The accrual of reserves for legal matters is included in Accrued Expenses on the Consolidated Balance Sheets. The establishment of a reserve involves an estimation process that includes the advice of legal counsel and subjective judgment of management. While management believes these reserves to be adequate, it is reasonably possible that we could incur additional loss, the amount of which is not currently estimable, in excess of the amounts currently accrued with respect to those matters in which reserves have been established. Future changes in the facts and circumstances could result in actual liability exceeding the estimated ranges of loss and the amounts accrued. Based on currently available information, we believe that it is remote that future costs related to known contingent liability exposures for legal proceedings will exceed current accruals by an amount that would have a material adverse effect on our consolidated financial position or results of operations, although cash flow could be significantly impacted in the reporting periods in which such costs are incurred.

Acreage Bonus Payments

At December 31, 2011, we had installment payment commitments on mineral interests that were previously leased in the amount of $1.2 million. All of these commitments are expected to be paid in 2012 and have been classified as Accrued Expenses on our Consolidated Balance Sheet. At December 31, 2010, our liability for installment payment commitments on mineral interests totaled approximately $5.2 million, with $1.7 million classified as Accrued Expenses and $3.5 million classified as Other Deposits and Liabilities on our Consolidated Balance Sheet.

Environmental

Due to the nature of the natural gas and oil business, we are exposed to possible environmental risks. We have implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. We conduct periodic reviews to identify changes in the environmental risk profile. These reviews evaluate whether there is a probable liability, its amount, and the likelihood that the liability will be incurred. The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation and the proportionate salaries and wages cost of employees who are expected to devote a significant amount of time directly to any remediation effort.

We manage our exposure to environmental liabilities on properties to be acquired by identifying existing problems and assessing the potential liability. Except for contingent liabilities associated with the consent decree with the U.S. EPA relating to alleged H 2S emissions in the Lawrence Field, we know of no significant probable or possible environmental contingent liabilities.

Letters of Credit

We have posted $0.8 million, at December 31, 2011 and December 31, 2010, in various letters of credit to secure our drilling and related operations.

Lease Commitments

At December 31, 2011 we have lease commitments for various real estate leases. Rent expense from continuing operations has been recorded in General and Administrative expense as $0.4 million, $0.3 million and $0.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. Lease commitments by year for each of the next five years are presented in the table below ($ in thousands).

2012	$497
2013	548
2014	104
2015	44
2016	0
Thereafter	0

Total	$1,193

Capacity Reservation

In connection with the formation of Keystone Midstream (see Note 7, Equity Method Investments, to our Consolidated Financial Statements), we entered into a capacity reservation arrangement with Keystone Midstream to ensure sufficient capacity at the Sarsen cryogenic gas processing plant to process our produced natural gas. Under the terms of the arrangement, we reserved 14 Mmcfe of net processing capacity per day for the first year of operations, effective in February 2011, and 28 Mmcfe of net processing capacity for the subsequent nine years of operation, or through January 2020. If we do not meet our capacity reservation volumes, we are obligated to pay $0.30/Mcfe per day for the difference between actual processed volumes and the reservation volume. In the event that we do not process any gas through the cryogenic gas processing plant we may be obligated to pay approximately $2.9 million in 2012, $3.1 million for each year from 2013 through 2019, and $0.3 million in 2020. As of December 31, 2011, our production has increased to levels maximizing the current plant capacity.

Operational Commitments

Pursuant to agreements reached during the fourth quarter of 2010 and the first quarter of 2011, we have contracted drilling rig services on two rigs to support our Butler County, Pennsylvania operations. The minimum cost to retain these rigs would require payments of approximately $1.1 million in 2012 and $0.1 million in 2013, which is consistent with our 70% working interest in this project area. In addition, during the first quarter of 2011 we came to terms on contracted completion services in Butler County, Pennsylvania. The minimum cost to retain the completion services is approximately $8.4 million in 2012 and $2.1 million in 2013, which is consistent with our 70% working interest in this project area.

Natural Gas Gathering, Processing and Sales Agreements

Under a natural gas sales agreement with BP Energy Company (“BP Energy”), we have agreed to supply natural gas to BP Energy at certain delivery points in Pennsylvania with a termination date expected to be December 31, 2022, unless terminated earlier under certain conditions specified in the sales agreement. During the term of the sales agreement, we are obligated to provide to BP Energy, and BP Energy is obligated to purchase from us, a minimum monthly volume of natural gas equivalent to 17,500 MMBtu of natural gas per day from March 1, 2012 to December 31, 2012 and 59,500 MMBtu per day after January 1, 2013. On all volumes delivered, and on any shortfalls between volumes delivered and the minimum monthly quantity, we are obligated to pay a marketing fee and a demand charge. In connection with the entry into the sales agreement, we concurrently entered into a guaranty agreement whereby we have guaranteed the payment of obligations under the sales agreement up to a maximum of $50.0 million.

During the fourth quarter of 2011, we entered into gathering and processing agreements with Dominion East Ohio (“Dominion East”) and Dominion Natrium, LLC (“Dominion Natrium”), respectively, to transport and process anticipated natural gas and natural gas liquid production in Ohio. Under the gathering agreement, we have agreed to supply natural gas at certain delivery points in Ohio for a 10-year primary term, which is anticipated to begin on October 1, 2012. During the term of the gathering agreement, Dominion East is obligated to transport a maximum of 15,000 mcf per day and we are obligated to pay a fee based on the volumes transported. Under the processing agreement, we have agreed to supply natural gas at Dominion Natrium’s processing and fractionation facility in Natrium, West Virginia for a 10-year primary term, which is anticipated to begin on December 1, 2012. During the term of the processing agreement, Dominion Natrium is obligated to process a maximum of 15,000 mcf per day and we are obligated to pay a reservation fee.

In coordination with the aforementioned gathering and processing agreements, we have entered into an additional natural gas sales agreement with BP Energy, where we are obligated to sell, and BP Energy is obligated to purchase, 14,000 MMBtu per day of natural gas, for which we will pay a marketing fee and demand charge. The effective date of the sales agreement is expected to be no sooner than November 1, 2014 and will last until December 31, 2022.

Minimum net obligations under these sales, gathering and transportation agreements for the next five years ($ in thousands):

	BP Energy	Dominion East(a)	Dominion Natrium(a)	Total
2012	$624	$345	$195	$1,164
2013	2,531	1,369	2,300	6,200
2014	2,673	1,369	2,300	6,342
2015	3,382	1,369	2,300	7,051
2016	3,382	1,369	2,300	7,051
Thereafter	21,143	7,868	13,602	42,613

Total	$33,735	$13,689	$22,997	$70,421

(a)	Assumes 100% working interest, actual working interest could be materially different as drilling units are formed.

Other

In addition to the asset retirement obligation discussed in Note 2, Summary of Significant Accounting Policies, we have withheld from distributions to certain other working interest owners amounts to be applied towards their share of those retirement costs. Such amounts, totaling $0.3 million, are included in Other Deposits and Liabilities at December 31, 2011 and December 31, 2010, respectively.